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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 14, 2005

                                 MATHSTAR, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     000-51560                41-1881957
     (State or other             (Commission File            (IRS Employer
     jurisdiction of                  Number)             Identification No.)
      incorporation)

      5900 Green Oak Drive, Minnetonka, Minnesota               55343
       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (952) 746-2200

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On November 14, 2005, MathStar, Inc. issued a press release announcing its intention to file its 2005 third quarter Quarterly Report on Form 10-Q on November 22, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibit is being furnished as part of this report:

EXHIBIT NO.                         DESCRIPTION
-----------   --------------------------------------------------------
99.1          Press Release of MathStar, Inc. dated November 14, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MathStar, Inc.


Date: November 14, 2005           By: /s/ James W. Cruckshank
                                      ------------------------------------------
                                      James W. Cruckshank
                                      Vice President of Administration and Chief
                                      Financial Officer (Principal Financial
                                      Officer and Principal Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------   --------------------------------------------------------
99.1          Press Release of MathStar, Inc. dated November 14, 2005.

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